*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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EXHIBIT 10.1

Amendment to the Exclusive License Agreement

This Amendment to the Exclusive License Agreement (this “Amendment”) is effective as of May 16, 2016 (the “Amendment Effective Date”) by and between Five Prime Therapeutics, Inc., a corporation organized and existing under the laws of Delaware, having its principal place of business at Two Corporate Drive, South San Francisco, CA 94080, USA (“FivePrime”) and Galaxy Biotech, LLC, a limited liability company organized and existing under the laws of the State of Delaware, having a place of business at 22830 San Juan Rd, Cupertino, CA 95014 (“Galaxy”).  Galaxy and FivePrime are referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

Recitals

WHEREAS, FivePrime and Galaxy are parties to that certain Exclusive License Agreement dated December 22, 2011 (the “Original Agreement”, and as amended by this Amendment, the “Agreement”);

WHEREAS, FivePrime and Galaxy desire to amend the Original Agreement in accordance with Section 10.10 of the Agreement to adjust the criteria for achievement and amounts of certain milestone payments.

NOW, THEREFORE, FivePrime and Galaxy agree as follows:

1.	Amendment of the Agreement

1.1Section 1.70 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

1.70“Phase 1 Completion” means the earlier of (a) *** after ***, which *** the Parties agree was ***, or (b) the ***.

1.2Section 1.68 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

1.68“Phase 2 Clinical Trial” means a human clinical trial of a Compound or Therapeutic Product that FivePrime designates as a “Phase 2” clinical trial by any one or more of the following: ***. For purposes of the date of Commencement of the first Phase 2 Clinical Trial for a Therapeutic Product, any randomized clinical trial of a Compound or Therapeutic Product shall be deemed to be a Phase 2 Clinical Trial, regardless of how it is in fact designated by FivePrime.  However, such a clinical trial may also be deemed

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to be a Phase 3 Clinical Trial if it is so designated by FivePrime in accordance with Section 1.69 (as amended).

1.3Section 1.69 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

1.69“Phase 3 Clinical Trial” means a human clinical trial of a Compound or Therapeutic Product that FivePrime designates as a “Phase 3” clinical trial by any one or more of the following: ***.

1.4Section 4.2(a) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

(a)Development and Regulatory Milestone.  FivePrime shall pay to Galaxy the following one-time, non-refundable, non-creditable development and regulatory milestone payments upon the achievement of the corresponding milestone for a Therapeutic Product by or on behalf of FivePrime or any of its sublicensees:

Milestone Event	Milestone Payment

(i) *** after the Toxicology Study Completion, provided that FivePrime has not delivered to Galaxy notice of FivePrime’s termination of this Agreement pursuant to Section 7.2(a) (the “GLP Tox Milestone”)

$***

(ii) Upon the occurrence of the last to occur of both of the following: (1) the *** anniversary of the grant of the first Galaxy Patent issued in the United States that includes the claims set forth in the Examiner’s Amendment in the Notice of Allowance and Fees Due, dated September 29, 2011, for U.S. patent application No. 12/614,282, filed November 6, 2009, and (2) payment of the GLP Tox Milestone payment, provided no request for interference has been filed by a Third Party or no interference has been declared by the U.S. Patent and Trademark Office with respect to such issued patent at the time both such conditions are met

$***

(iii) Upon the occurrence of the last to occur of both of the following:  (1) the grant of the first Galaxy Patent in Europe Covering a Compound that is being Developed by or on behalf of FivePrime or its sublicensees, and (2) payment of the GLP Tox Milestone payment

$***

(iv) Upon the occurrence of the last to occur of both of the following: (1) *** from the grant of the first Galaxy Patent in Europe with a claim substantially similar or broader in scope to Claim ***, and (2) payment of the GLP Tox Milestone payment

$*** or, if the milestone in the next row has been paid at the time such payment is due, $***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Milestone Event	Milestone Payment

(v) Only if the milestone event in the previous row has not occurred, upon the occurrence of the last to occur of both of the following: (1) *** from the grant of the first Galaxy Patent in Europe with a claim substantially similar or broader in scope to Claim ***, and (2) payment of the GLP Tox Milestone

$*** or, if the milestone in the previous row has been paid, $***

(vi) Upon the occurrence of the last to occur of both of the following:  (1) the grant of the first Galaxy Patent in *** Covering a Compound that is being Developed by or on behalf of FivePrime or its sublicensees, and (2) payment of the GLP Tox Milestone

$***

(vii) Upon the occurrence of the last to occur of both of the following: (1) *** from the grant of the first Galaxy Patent in *** with a claim substantially similar or broader in scope to Claim ***, and  (2) payment of the GLP Tox Milestone

$*** or, if the milestone in the next row has been paid at the time such payment is due, $***

(viii) Only if the Milestone Event in the previous row has not occurred, upon the occurrence of the last to occur of both of the following: (1) *** from the grant of the first Galaxy Patent in *** with a claim substantially similar or broader in scope to Claim ***, and (2) payment of the GLP Tox Milestone

$*** or, if the milestone in the previous row has been paid, $***

(ix)  Upon the occurrence of the last to occur of both of the following: (1) the grant of the first Galaxy Patent in *** Covering a Compound that is being Developed by or on behalf of FivePrime or its sublicensees, and (2) payment of the GLP Tox Milestone

$***

(x) Upon the occurrence of the last to occur of both of the following: (1) *** from the grant of the first Galaxy Patent in *** with a claim substantially similar or broader in scope to Claim ***, and (2) payment of the GLP Tox Milestone

$*** or, if the milestone in the next row has been paid at the time such payment is due, $***

(xi) Only if the Milestone Event in the previous row has not occurred, upon the occurrence of the last to occur of both of the following: (1) *** from the grant of the first Galaxy Patent in *** with a claim substantially similar or broader in scope to Claim ***, and (2) payment of the GLP Tox Milestone

$*** or, if the milestone in the previous row has been paid, $***
(xii) Commencement of the first Phase 1 Clinical Trial for the first Therapeutic Product by FivePrime, its sublicensees or Contractors	$***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Milestone Event	Milestone Payment

(xiii) The last to occur of (1) the administration of the first dose of a Compound or Therapeutic Product to the first (1st) human gastric cancer patient whose tumor sample highly overexpresses FGFR2b *** (any such patient, a “Strong Overexpressing Patient”) enrolled in Cohort A of Part 2 of the first Phase 1 Clinical Trial (ClinicalTrials.gov Identifier: NCT02318329), which first dose the Parties acknowledge was administered prior to the Amendment Effective Date, and (2) the Amendment Effective Date

$***

(xiv) The earliest to occur of (1) the administration of the first dose of a Compound or Therapeutic Product to the first (1st) human gastric cancer patient in a Phase 1 Clinical Trial in a cohort designed to test such Compound or Therapeutic Product in gastric cancer patients who overexpress FGFR2b but who are not Strong Overexpressing Patients (e.g., Cohort D or E of Part 2 of the first Phase 1 Clinical Trial (ClinicalTrials.gov Identifier: NCT02318329)); (2) the Commencement of the first Phase 2 Clinical Trial for a Therapeutic Product; (3) December 31, 2016; and (4) the termination of this Agreement

$***

(xv) The earliest to occur of (1) the administration of the first dose of a Compound or Therapeutic Product to the first (1st) human cancer patient in a Phase 1 Clinical Trial in a cohort designed to test such Compound or Therapeutic Product in a Tumor Indication population of cancer patients (other than gastric cancer patients) whose tumors overexpress FGFR2b  (the “First Non-Gastric Tumor Indication”) (e.g., in Cohort F of Part 2 of the first Phase 1 Clinical Trial (ClinicalTrials.gov Identifier: NCT02318329)); (2) the Commencement of the first Phase 2 Clinical Trial for a Therapeutic Product; (3) December 31, 2016; and (4) the termination of the Agreement

$***

(xvi) The earlier to occur of (1) the administration of the first dose of a Compound or Therapeutic Product to the first (1st) human cancer patient in a Phase 1 Clinical Trial in a cohort designed to test such Compound or Therapeutic Product in a Tumor Indication population of cancer patients (other than gastric cancer patients and other than patients with the First Non-Gastric Tumor Indication) whose tumors overexpress FGFR2b  (e.g., in Cohort F of Part 2 of the first Phase 1 Clinical Trial (ClinicalTrials.gov Identifier: NCT02318329)); (2) the Commencement of the first Phase 2 Clinical Trial for a Therapeutic Product; (3) December 31, 2016; and (4) the termination of the Agreement

$***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Milestone Event	Milestone Payment
(xvii) *** after Phase 1 Completion, provided that FivePrime has not delivered to Galaxy notice of FivePrime’s termination of this Agreement pursuant to Section 7.2(a)	$***
The following seven milestone payments are earnable with respect to Therapeutic Products Developed for the first two distinct Tumor Indications.	First Tumor Indication	Second Tumor Indication
(xviii) Commencement of the first Phase 2 Clinical Trial for a Therapeutic Product	$***	$***
(xix) Commencement of the first Phase 3 Clinical Trial for a Therapeutic Product	$***	$***
(xx) Filing of the first Marketing Approval Application in the U.S. for a Therapeutic Product	$***	$***
(xxi) Filing of the first MAA in the EU for a Therapeutic Product	$***	$***
(xxii) Filing of the first Marketing Approval Application in *** for a Therapeutic Product	$***	$***
(xxiii) Filing of the first Marketing Approval Application in *** for a Therapeutic Product	$***	$***
(xxiv) Filing of the first Marketing Approval Application in *** for a Therapeutic Product	$***	$***
(xxv) First Commercial Sale in the U.S. of a Therapeutic Product	$***

(xxvi) Upon the occurrence of the last to occur of both of the following: (1) Approval of a Therapeutic Product for payor reimbursement and (2) First Commercial Sale of a Therapeutic Product, in each case in a Major Market country in ***

$***

(xxvii) Upon the occurrence of the last to occur of both of the following: (1) Approval of a Therapeutic Product for payor reimbursement and (2) First Commercial Sale of a Therapeutic Product, in each case in ***

$***

(xxviii) Upon the occurrence of the last to occur of both of the following: (1) Approval of a Therapeutic Product for payor reimbursement and (2) First Commercial Sale of a Therapeutic Product, in each case in ***

$***

(xix) Upon the occurrence of the last to occur of both of the following: (1) Approval of a Therapeutic Product for payor reimbursement and (2) First Commercial Sale of a Therapeutic Product, in each case in ***

$***

1.5The Parties acknowledge and agree that FivePrime paid in full the milestone payments set forth in Subsections (i), (ii), (iii), (vi) (ix) and (xii) of Section 4.2(a) prior to the Amendment Effective Date, and FivePrime does not have any further liability or obligation to Galaxy with respect thereto.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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1.6The Parties agree that: (a) as of the Amendment Effective Date, the Phase 1 Clinical Trial having the ClinicalTrials.gov Identifier: NCT02318329 is not a Phase 2 Clinical Trial, including under Section 1.68 as amended; (b) the milestone event described in Section 4.2(a)(xviii) has not been achieved as of the Amendment Effective Date; (c) no milestone payment is owed, payable or otherwise due to Galaxy pursuant to Section 4.2(a)(xviii) as of the Amendment Effective Date; and (d) FivePrime represents that as of the Amendment Effective Date, it has not given a new or additional designation to the Phase 1 Clinical Trial having ClinicalTrials.gov Identifier: NCT02318329, which designation satisfies the requirements of the definition of a Phase 2 Clinical Trial under Section 1.68 as amended. If, after the Amendment Effective Date, FivePrime gives a new or additional designation to the Phase 1 Clinical Trial having ClinicalTrials.gov Identifier: NCT02318329, which designation satisfies the requirements of the definition of a Phase 2 Clinical Trial under Section 1.68 as amended, then such trial shall become a Phase 2 Clinical Trial, and the Commencement of a Phase 2 Clinical Trial for a Therapeutic Product shall occur on the date FivePrime makes such new or additional designation.

2.	Miscellaneous

2.1Full Force. The Parties hereby agree to amend the terms of the Original Agreement as provided herein, effective as of the Amendment Effective Date.  Where the Agreement is not explicitly amended, the terms of the Original Agreement will remain in full force and effect.  To the extent that there are any inconsistencies between this Amendment and the Original Agreement, the terms of this Amendment shall govern and shall supersede the Original Agreement. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings such terms are given in the Original Agreement.

2.2Entire Agreement.  The Original Agreement and this Amendment represent the entire agreement and understanding between the Parties with respect to its subject matter. They supersede all prior or contemporaneous discussions, representations, or agreements, whether written or oral, of the Parties regarding this subject matter.

2.3Counterparts.  This Amendment may be executed in counterparts by original signature, facsimile or PDF files, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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In witness whereof, each of the Parties hereto has caused this Amendment to be executed by its duly authorized representative effective as of the Amendment Effective Date.

Galaxy Biotech, LLC By: /s/ Cary Queen Cary Queen President	Five Prime Therapeutics, Inc. By: /s/ Lewis T. Williams Lewis T. Williams President and Chief Executive Officer

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.